UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

Alector, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38792	82-2933343
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Oyster Point Blvd. Suite 600
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 231-5660

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALEC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2025, the Company issued a press release announcing data results from the Company’s Phase 3 INFRONT-3 clinical trial that included its preliminary estimate of cash, cash equivalents, and short-term investments as of September 30, 2025. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On October 21, 2025, the Company committed to a plan to reduce its workforce (the “Plan”) by approximately 49% in order to align resources with the Company’s strategic priorities. Based upon the results of the Company’s Phase 3 INFRONT-3 clinical trial evaluating the safety and efficacy of latozinemab (AL001) in individuals with frontotemporal dementia due to a GRN mutation (FTD-GRN), the Company is discontinuing the open-label extension portion of the INFRONT-3 trial and the continuation study for latozinemab. The Company initiated a reduction in force impacting approximately 75 employees across the organization.

Total incremental restructuring charges associated with the reduction in force are expected to be approximately $7.7 million. The Plan includes severance and related termination benefits for affected employees. Cash payments related to these expenses will be paid out and the reduction in force is expected to be completed during the first half of 2026. The estimated costs that the Company expects to incur in connection with the reduction are subject to a number of assumptions, and actual results may differ significantly from these estimates. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the reduction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2025, Sara Kenkare-Mitra, Ph.D., President and Head of Research and Development of the Company, informed the Company of her resignation from her position effective December 22, 2025, to pursue other professional opportunities. Dr. Kenkare-Mitra’s resignation is not the result of any disagreement with the Company related to its operations, policies, or practices. The Company thanks Dr. Kenkare-Mitra for her dedication over her years of service to the Company.

In connection with Dr. Kenkare-Mitra’s resignation, Dr. Kenkare-Mitra and the Company have agreed to enter into a separation agreement. Under the separation agreement, Dr. Kenkare-Mitra will be paid a lump-sum cash payment equal to nine months of her annual base salary and a payment equal to 50% of her annual bonus target, and she will receive nine months of Company-paid premiums for COBRA coverage. In consideration for such compensation, Dr. Kenkare-Mitra will agree to a customary general release of claims for the benefit of the Company. The foregoing description of the separation agreement does not purport to be complete and is qualified by reference to the separation agreement, which the Company intends to file with the Securities and Exchange Commission as an exhibit to a subsequent periodic report.

Item 7.01 Regulation FD Disclosure.

On October 21, 2025, the Company issued a press release announcing data results from the Company’s Phase 3 INFRONT-3 clinical trial evaluating the Company’s latozinemab (AL001) product candidate and the Plan described above. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this Form 8-K are forward-looking statements, including statements relating to the Company’s plans, expectations, forecasts and future events. Such forward-looking statements include, but are not limited to, statements relating to the potential of, and expectations regarding, the Company’s business strategy, and statements relating to the anticipated timing and details of the Plan and the expected impacts, charges and costs associated with the Plan that the Company expects to incur. In some cases, you can identify forward-looking statements by terminology such as “believe,” “estimate,” “intend,” “may,” “plan,” “potentially,” “will,” “expect,” “enable,” “likely” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Actual events, trends or results could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements based on various factors. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in the Company’s Annual and Quarterly Reports on

Form 10-K and 10-Q filed with the Securities and Exchange Commission (the “SEC”), and the Company’s future reports to be filed with the SEC. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 21, 2025
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALECTOR, INC.

Date:	October 21, 2025	By:	/s/ Arnon Rosenthal
Arnon Rosenthal, Ph.D. Co-founder and Chief Executive Officer